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                                                                      EXHIBIT 24

                         AMERICAN GREETINGS CORPORATION

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of American Greetings Corporation (the "Company") hereby constitute and appoint Jon Groetzinger, Jr., Dale A. Cable, Phyllis Alden, Stanley E. Everett and David A. Basinski, Jr., and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-4 relating to the registration of up to $260,000,000 of 11.75% Senior Subordinated Notes due July 15, 2008 of the Company and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed at Cleveland, Ohio, this 27th day of August, 2001.


         Signature                                            Title

/s/Morry Weiss                                       Chairman of the Board; Chief Executive
--------------------------------------------         Officer; Director
Morry Weiss

/s/James C. Spira                                    President; Chief Operating Officer; Director
--------------------------------------------
James C. Spira

/s/Scott S. Cowen                                    Director
--------------------------------------------
Scott S. Cowen


/s/Stephen R. Hardis                                 Director
--------------------------------------------
Stephen R. Hardis


/s/Jack Kahl                                         Director
--------------------------------------------
Jack Kahl





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


/s/Harriet Mouchly-Weiss                             Director
--------------------------------------------
Harriet Mouchly-Weiss


/s/Charles A. Ratner                                 Director
--------------------------------------------
Charles A. Ratner


/s/Harry H. Stone                                    Director
--------------------------------------------
Harry H. Stone


/s/Jerry Sue Thorton                                 Director
--------------------------------------------
Jerry Sue Thornton


/s/William S. Meyer                                  Senior Vice President; Chief Financial Officer
--------------------------------------------         (principal financial officer)
William S. Meyer


/s/Joseph B. Cipollone                               Vice President; Corporate Controller (principal
--------------------------------------------         accounting officer)
Joseph B. Cipollone
